EMPLOYMENT AGREEMENT

     EMPLOYMENT AGREEMENT dated as of March 2, 2000, by and between SILVERZIPPER INTERNET, INC., a Florida corporation (the "Company"), and wholly owned subsidiary of silverzipper.com, Inc., a Nevada corporation ("silverzipper"), with offices located at 1141 South Rogers Circle, Suite 3, Boca Raton, Florida 33487, and BRETT JAFFY, residing at 12312 Cascades Pointe Drive, Boca Raton, FL 33428 (the "Executive").

                              W I T N E S S E T H :

     WHEREAS, the Company is the owner and operator of one or more Internet businesses related to the greekcentral.com website owned by the Company.

     WHEREAS, the Company wishes to assure itself of the services of the Executive for the period provided in this Agreement, and the Executive is willing to serve in the employ of the Company on a full-time basis for said period, and upon the other terms and conditions hereinafter provided.

     NOW, THEREFORE, the Company and the Executive, intending to be legally bound, agree as follows:

     1. Employment. The Company hereby employs the Executive and the Executive hereby accepts employment with the Company, all in accordance with the terms and conditions hereof, for a term commencing on the date hereof and ending (subject to the provisions of Section 5 hereof) three (3) years thereafter (the "Term"). The Term shall then extend automatically in one (1) year increments, subject to termination by notice given by either party to the other not less than three (3) months prior to the commencement of any one year extension.

     2. Duties.

     2.1 During the Term, the Executive shall be employed by the Company and shall serve as an executive officer, and shall perform such executive duties and have such powers relating to the Company, as the Board of Directors may specify from time to time, which shall be consistent with the position of an executive officer. The services will be provided by the Executive primarily in the Boca Raton, Florida area, and the Executive will travel as necessary for meetings outside of such area.

     2.2 During the Term, the Executive shall devote his full business time, attention and energy to the business and affairs of the Company and shall not engage, directly or indirectly, in any other business, employment or occupation, except for non-substantial amounts of time related to other investments .

     3. Compensation.

     3.1 As compensation for his services and undertakings pursuant to the terms of this Agreement, the Executive shall receive base compensation at the rate of Ninety Thousand ($90,000) Dollars per year (the "Base Compensation"). The Base Compensation shall be payable at such regular times and intervals as the Company customarily pays its employees from time to time.

     3.2 The Executive be granted one or more performance bonuses as determined by the Board of Directors of the Company.

     3.3 Upon the commencement of the Term, silverzipper shall grant the Executive an option to purchase 130,000 shares of common stock of silverzipper at a price of $5.00 per share on silverzipper's standard form of agreement, which includes adjustments for stock splits, dividends, combinations and recapitalizations and reorganizations, vesting 50,000 shares immediately, 40,000 shares after one year of service hereunder and 40,000 shares after two years of service hereunder.

     3.4 The Executive shall have the right to participate, on the same basis as executive employees of silverzipper, in the silverzipper's employee benefit programs, if any, including, without limitation, group life, health, accident and hospitalization insurance programs covering the Executive and his dependents and disability insurance similar in coverage to that currently provided, and to a vacation comparable to other executive employees to be taken at mutually acceptable times.

     3.5 The Company shall deduct from the Executive's compensation any Federal, state or city withholding taxes, social security contributions and any other amounts which may be required to be deducted or withheld by the Company pursuant to any federal, state or city laws, rules or regulations.

     3.6 The Company shall reimburse the Executive, or cause him to be reimbursed, for all reasonable out-of-pocket expenses incurred by him in the performance of his duties hereunder or in furtherance of the business and/or interests of the Company; provided, however, that the Executive shall have previously furnished to the Company an itemized account, satisfactory to the Company, in substantiation of such expenditures.

     3.7 The Executive shall receive $500.00 per month as a cash allowance for a car or other related expense.

     4. Indemnification. The Company undertakes, to the extent permitted by law, to indemnify and hold the Executive harmless from and against all claims, damages, losses and expenses, including reasonable attorneys' fees and disbursements, arising out of the performance by the Executive of his duties pursuant to this Agreement, in furtherance of the Company's business and within the scope of his employment.

     5. Termination.

     5.1 If the Executive dies or becomes disabled during the Term, his Base Compensation and all other rights under this Agreement except for rights under
Section 3.4 shall terminate at the end of the month during which death or disability occurs. For purposes of this Agreement, the Executive shall be deemed to be "disabled" if he has been unable to perform his duties for sixty (60) consecutive days or ninety (90) days in any twelve (12) month period, all as determined in good faith by the Board of Directors of the Company.

     5.2 The Company  shall,  in the manner  described in the last  paragraph of
Section 5.3, have the right to terminate the employment of Executive under this Agreement and Executive shall forfeit the right to receive any and all further payments hereunder, other than the right to receive any compensation then due and payable to Executive pursuant to Section 3 hereof through to the date of termination, if Executive shall have committed any material breach of any of the provisions or covenants of this Agreement.

     5.3 If the Company elects to terminate this Agreement as set forth above, it shall deliver notice of such intention to the Executive, describing with reasonable detail, the action or omission of the Executive constituting the act of default (the "Termination Notice"), and prior to any termination by the Company of the Executive's employment, the Executive shall first have an opportunity to cure or remedy such act of default within forty-five (45) days following the Termination Notice, and if the same is cured or remedied within such period, such notice shall become null and void.


     5.4 In the event the employment of the Executive is terminated by the Company other than pursuant to Sections 5.1, 5.2 and 5.3 hereof, which shall include a material failure of the Company to comply with its obligations hereunder (provided the Company shall first have an opportunity to cure or remedy such act of default within forty-five (45) days following notice from the Executive, and if the same is cured or remedied within such period, such notice shall become null and void) the Company shall continue to be obligated to pay to Executive the Base Compensation at the rate on the termination date for the remaining Term of this Agreement. Additionally, all options granted pursuant to
Section 3.3 shall vest  immediately and the  Restrictive  Covenants set forth in
Section 6 shall terminate when the Company ceases to pay Base Compensation to Executive including, at the option of the Company, a period of one (1) year after the stated Term, so long as the Base Compensation is paid during such one
(1) year period.

     6. Restrictive Covenants.

     6.1 Confidential Information; Covenant not to Disclose. The Executive covenants and undertakes that he will not at any time during or after the termination of his employment hereunder reveal, divulge, or make known to any person, firm, corporation, or other business organization (other than the Company or its affiliates, if any), or use for his own account any customer lists, trade secrets, or any secret or any confidential information of any kind used by the Company during his employment by the Company, and made known (whether or not with the knowledge and permission of the Company, whether or not developed, devised, or otherwise created in whole or in part by the efforts of the Executive, and whether or not a matter of public knowledge unless as a result of authorized disclosure) to the Executive by reason of his employment by the Company. The Executive further covenants and agrees that he shall retain such knowledge and information which he has acquired or shall acquire and develop during his employment respecting such customer lists, trade secrets, and secret or confidential information in trust for the sole benefit of the Company, its successors and assigns.

     6.2 Covenant Not to Compete; Non-Interference.

     6.2.1 The Executive covenants and undertakes that, during the period of three (3) years from the date hereof, he will not, without the prior written consent of the Company, directly or indirectly, and whether as principal, agent, officer, director, employee, consultant, or otherwise, alone or in association with any other person, firm, corporation, or other business organization, carry on, or be engaged, concerned, or take part in, or render services to, or own, share in the earnings of, or invest in the stock, bonds, or other securities of any person, firm, corporation, or other business organization (other than the Company or its affiliates, if any) engaged in a business in the Continental United States which is in competition with any of the businesses carried on by the Company (a "Similar Business") except in the course of his employment hereunder; provided, however, that the Executive may invest in stock, bonds, or other securities of any Similar Business (but without otherwise participating in the activities of such Similar Business) if (i) such stock, bonds, or other securities are listed on any national or regional securities exchange or have been registered under Section 12(g) of the Securities Exchange Act of 1934; and
(ii) his investment does not exceed, in the case of any class of the capital stock of any one issuer, 5% of the issued and outstanding shares, or in the case of bonds or other securities, 5% of the aggregate principal amount thereof issued and outstanding.

     6.2.2 The Executive covenants and undertakes that during the Term and for a period of one (1) year thereafter he will not, whether for his own account or for the account of any other person, firm, corporation or other business organization, interfere with the Company's relationship with, or endeavor to entice away from the Company or silverzipper, any person, firm, corporation or other business organization who or which at any time during the Term, was an employee, consultant, agent, supplier, or a customer of, or in the habit of dealing with, the Company or silverzipper.

     6.2.3 If any provision of this Article 6.2 is held by any court of competent jurisdiction to be unenforceable because of the scope, duration or area of applicability, such provision shall be deemed modified to the extent the court modifies the scope, duration or area of applicability of such provision to make it enforceable.

     7. Injunction. It is recognized and hereby acknowledged by the Executive that a breach or violation by the Executive of any of the covenants or agreements contained in this Agreement may cause irreparable harm and damage to the Company hereto, the monetary amount of which may be virtually impossible to ascertain. As a result, the Executive recognizes and acknowledges that the Company shall be entitled to an injunction, without posting any bond or security in connection therewith, from any court of competent jurisdiction enjoining and restraining any breach or violation of any of the restrictive covenants contained in Section 6 of this Agreement by the Executive or his associates, partners or agents, either directly or indirectly, and that such right to injunction shall be cumulative and in addition to whatever other rights or remedies the Company may possess. Nothing contained in this Section 7 shall be construed to prevent the Company from seeking and recovering from the Executive damages sustained as a result of any breach or violation by the Executive of any of the covenants or agreements contained in this Agreement, and that in the event of any such breach, the Company shall avail itself of all remedies available both at law and at equity.

     8. Compliance with Other Agreements. The Executive represents and warrants to the Company that the execution of this Agreement by him and his performance of his obligations hereunder will not, with or without the giving of notice, the passage of time or both, conflict with, result in the breach of any provision of or the termination of, or constitute a default under, any agreement to which the Executive is a party or by which the Executive is or may be bound.


     9. Miscellaneous.

     9.1 Notices. Any notice or other communication to a party under this Agreement shall be in writing, and shall be considered given when delivered personally, or by a recognized overnight delivery company to the party at the following address or at such other address as the party may specify by notice to the other in the manner provided for herein:

     (a) If to the Company at its address set forth above, with a copy to Ruskin, Moscou, Evans & Faltischek, P.C., 170 Old Country Road, Mineola, New York 11501, Attention: Stuart Sieger, Esq.; and

     (b) If to the Executive: at his address set forth above., with a copy to Atlas, Pearlman, Trop & Borkson, 350 East Las Olas Boulevard, Suite 1700, Ft. Lauderdale, FL 33301, Attention Matthew Miller, Esq.

     Either party may change the address to which notice may be given by giving 10 days' notice of such change.

     9.2 Benefit. This Agreement shall be binding upon and inure to the benefit of the respective parties hereto and their legal representatives, successors and assigns. Insofar as the Executive is concerned this Agreement, being personal, cannot be assigned.

     9.3 Validity. The invalidity or unenforceability of any provisions hereof shall in no way affect the validity or enforceability of any other provision.

     9.4. Entire Agreement. The Agreement constitutes the entire Agreement between the parties, and supersedes all existing agreements between them. It may only be changed or terminated by an instrument in writing signed by both parties. The covenants of the Executive contained in Section 6 of this Agreement shall survive the termination of this Agreement and the expiration of the Term, subject to Section 9 hereof.

     9.5 New York Law to Govern. This Agreement shall be governed by, construed and interpreted in accordance with the laws of the State of New York without regard to its conflicts of law principles. Exclusive jurisdiction of any action or proceeding arising hereunder shall reside in the Federal and New York State courts located in the City, County and State of New York. The party prevailing in the dispute shall be entitled to be reimbursed for its reasonable counsel fees and expenses for the party not prevailing.

     9.6 Waiver of Breach. The failure of a party to insist on strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any term of this Agreement. Any waiver hereto must be in writing.

     9.7   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     9.8  Paragraph  Headings.   Paragraph  headings  are  inserted  herein  for
convenience only and are not intended to modify, limit or alter the meaning of any provision of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have set their hands and executed this Agreement as of the day and year first above written.

                                                     SILVERZIPPER INTERNET, INC.


                                                  By: /s/ Paul E. Palmeri
                                                      -------------------

                                                      /s/ Brett Jaffy
                                                      ---------------
                                                     BRETT JAFFY, Individually

THE UNDERSIGNED SHALL BE LIABLE,
JOINTLY WITH SILVERZIPPER INTERNET,
INC. FOR PAYMENTS AND OTHER OBLIGATIONS
TO EXECUTIVE UNDER THE PRECEDING
EMPLOYMENT AGREEMENT

SILVERZIPPER.COM, INC.


By: /s/ Paul E. Palmeri
    -------------------
     Paul E. Palmeri, Chief Executive Officer